                                                                   EXHIBIT 10.25
                                                   Confidential Portions Omitted

                    MASTER MERCHANDISING LICENSE AGREEMENT
                    --------------------------------------

Dated as of June 16, 1992.

1.   PARTIES:       PARAMOUNT PICTURES CORPORATION ("Paramount")
     -------
                    5555 Melrose Avenue
                    Hollywood, California 90038

                    INTERPLAY PRODUCTIONS, INC. ("Licensee")
                    17922 Fitch Avenue
                    Irvine, California 92714
                    Attention: Brian Fargo

2.   PROPERTY:
     --------

     As used herein, the term "Property" shall mean the characters, characterizations, designs and visual representations which appear, and only as they appear, in the theatrical motion picture and/or television series (for convenience, the "Picture") specified in the numbered Addendum ("Addendum") to this Agreement, set forth in the form as Exhibit A hereto, which may be executed by the parties hereto from time to time, including the names and likenesses of only those performers approved in writing by Paramount, and only as they appear as characters in the Picture; but not including, without the prior written consent of Paramount, any actual material from the Picture, such as footage (film, tape, disc or other medium), outtakes, music, effects track, voice track or sound track of the Picture.

3.   LICENSED ARTICLES:
     -----------------

     The articles to be manufactured and distributed by Licensee hereunder ("Licensed Articles") shall be set forth in each Addendum.

4.   TERRITORY: As set forth in each Addendum.
     ---------

5.   TERM: As set forth in each Addendum.
     ----

6.   LICENSE:
     -------

     (a) Subject to the Terms of each Addendum and this Agreement, Paramount hereby grants to Licensee and Licensee hereby accepts, the right, license and privilege to manufacture or have manufactured the designated Licensed Articles based upon the Property, and to distribute, offer for sale, sell, advertise and promote them in the Territory during the Term.

     (b) The license granted herein includes the non-exclusive right to use, subject to all the terms and conditions hereof, the title of the Picture and the trade and service marks and names, and the logos and art work, if any, embodying them (all of which are, except where dealt with individually, referred to herein as the "Trademarks") as set forth in each Addendum.

     (c) Licensee shall not use the Property in any manner not specifically authorized by this Agreement.

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7.   RESERVATION OF RIGHTS:
     ---------------------

     (a) All rights in and to the Property and the Picture not expressly granted herein to Licensee are hereby expressly reserved to Paramount or its designees without restriction.

     (b) Licensee acknowledges that the license granted herein does not include any right, title or interest in or to the Property or the Picture, nor to any copyrights, patents, and/or trademarks therein or associated therewith. Furthermore, this Agreement relates solely to the Picture. Licensee is not, by virtue of this Agreement, acquiring any right whatsoever in any motion picture or television production or other endeavor which is based upon, derivative of, inspired by or otherwise related to the Picture, including without limitation, remakes, sequels, sound recordings, publications, or other endeavors in which the characters, characterizations, designs and/or visual representations contained in the Picture may appear; as between Paramount and Licensee, all right, title and interest in and to the foregoing is retained by Paramount.

     (c) With respect to the Property and the Picture, Paramount reserves unto itself and/or its designees the right to manufacture, distribute, offer for sale, sell, advertise, promote, display and otherwise exploit articles similar and/or identical to the Licensed Articles, for use in connection with premium sales or give-aways, promotional give-aways, vending machine sales, home television sales (e.g. home shopping club), and/or sales by or through fan clubs, and for sale, advertising, promotion, display and other exploitation in or in connection with any and all facilities owned, operated and/or controlled by Paramount, its parent, affiliated and/or subsidiary companies. Paramount agrees to purchase from Licensee, and Licensee agrees to furnish to Paramount, at its most favorable wholesale distributor price, any number of Licensed Articles required by Paramount for use in connection with any of the foregoing reserved activities.

8.   MANUFACTURING AND DISTRIBUTION OBLIGATIONS/MARKETING DATE:
     ---------------------------------------------------------

     (a) Licensee shall manufacture, distribute and commence the marketing of a substantial number of items of the Licensed Articles not later than the date set forth in each Addendum ("Marketing Date").

     (b) In the event Licensee fails, or demonstrates an inability to meet the Marketing Date for any Licensed Article, Paramount shall have the right, upon thirty (30) days written notice, to terminate the rights granted to Licensee with respect to such Licensed Article, without in any way reducing, proportionally or otherwise, the Guarantee (as such term is defined below) required to be paid to Paramount by Licensee hereunder.

     (c) If, subsequent to the commencement of marketing and distribution of any Licensed Article, Licensee fails to actively continue marketing and distributing any units of said Licensed Article in any country or substantial portion of the Territory, Paramount, in addition to any and all other remedies available to it hereunder, may, by giving written notice thereof to Licensee, terminate the license granted hereunder with respect to such Licensed Article within such country or substantial portion of the Territory. This notice shall be effective thirty (30) days after being given, unless Licensee shall,

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

          within such period, have recommenced distribution or manufacture of such Licensed Article within such country or substantial portion of the Territory.

     (d) Licensee acknowledges that Paramount is entering into this Agreement not only in consideration of the payments to be made to it hereunder, but also in consideration of the promotional value to it and to the Picture of the widespread distribution, sale, advertising and promotion of each of the Licensed Articles. Accordingly, Licensee shall procure the greatest volume of sales of the Licensed Articles consistent with high quality and shall make and maintain timely and adequate arrangements for their manufacture, distribution, advertising and promotion.

     (e) Licensee shall distribute and sell the Licensed Articles outright at a competitive price, and not on approval, consignment, sale-or-return (except as may be permitted in each Addendum) or any similar basis, and further, only to jobbers, wholesalers, and retailers for distribution and sale to retail stores and merchants, and by or through mail/telephone order sales, radio sales, and computer shopping services; but not for any of the purposes or markets which are reserved to Paramount under Paragraph 7 herein.

     (f) Licensee may not enter into any agreement with any third party for the manufacturing or distribution of any of the Licensed Articles without Paramount's prior written consent. Licensee shall manufacture the Licensed Articles in N. America, S. America, Europe, Japan, Taiwan, Korea and Singapore.

9.   PAYMENT:
     -------

     Licensee shall pay Paramount the following:

     (a) A non-returnable advance ("Advance") of such sum as may be set forth in each Addendum, to be applied against royalties payable pursuant to Paragraph 9(b) below, and payable as may be set forth in each Addendum.

     (b) A royalty ("Royalty") of such amount as may be set forth in each Addendum or such percent of the greater of Licensee's gross wholesale price or such amount as Licensee may actually receive for each Licensed Article manufactured and sold hereunder as may be set forth in each Addendum.

          Said Royalty shall be paid to Paramount on all Licensed Articles distributed by Licensee hereunder whether for sale or for purposes of promoting sales (such as free samples in excess of an allowance of [*] units of each title and format) and shall be computed on the same basis as if sold by Licensee at its customary price without discount. [*]

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[*] Confidential Portions Omitted and Filed Separately With the Commission

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     (c)  A Guarantee of such sum as may be set forth in each Addendum payable, to the extent not then already paid to Paramount under subparagraphs 9(a) and 9(b), as may be set forth in each Addendum.

10.  ACCOUNTING AND AUDIT:
     --------------------

     (a) Licensee shall render accounting statements (in the form of Exhibit "B" attached hereto and made a part hereof) to Paramount on a quarterly (calendar year) basis within thirty (30) days of the end of each quarter, whether or not any payment is shown to be due to Paramount thereunder, and remit payments due Paramount along with such statements, addressed to: PARAMOUNT LICENSING, Department 4312, SCF Pasadena, California 91050-4312, with a copy of each such statement to the DIRECTOR, FINANCE - LICENSING, PARAMOUNT PICTURES CORPORATION, 5555 Melrose Avenue, Los Angeles, California 90038. If the Territory of the Agreement covers more than one country, accounting statements shall be separated on a country-by-country basis. All payments shall be made without set-off of any amount or nature whatsoever, whether based upon any claimed debt or liability of Paramount to Licensee. All sums not paid when due shall bear interest at the rate of ten percent (10%) per annum (or such higher percent, not to exceed twenty percent (20%), as may be permitted under the laws of the State of California), without prejudice to any other rights of Paramount in connection therewith. The receipt and deposit of monies by Paramount shall not prevent or limit Paramount's right to contest the accuracy and/or correctness of any statement in respect of such monies.

     (b) Licensee shall keep accurate books of account and records covering all transactions relating to this Agreement and shall retain all other documents and materials in its possession or under its control relating to the subject matter hereof, at Licensee's principal place of business for not less than two (2) years after the actual delivery of each accounting statement hereunder and shall allow Paramount and its representatives, upon prior written notice, to audit said books of account and records and to make copies thereof at Paramount's expense. If any such audit reveals Royalties due to Paramount in excess of [*] of the Royalties paid to Paramount for the period covered by such audit, all auditing fees, costs and expenses shall be borne by Licensee, in addition to which interest shall be added to the amount discovered to be due, to be computed from the first due date of the applicable accounting period in which such payment was found to be unpaid. If the services of attorneys are engaged by Paramount in collection of monies due to it hereunder, their fees, expenses and costs shall be borne by Licensee, or if paid by Paramount, promptly reimbursed to it by Licensee. If any such audits reveals Royalty payments due to Paramount in excess of [*] of the Royalties paid to Paramount for the period covered by such audit, then, in addition to any and all other rights, legal and/or equitable, of Paramount, Paramount shall have the right, effective immediately upon giving notice to such effect to Licensee, to terminate the Term of this Agreement.

11.  APPROVALS/ARTWORK:
     -----------------

     (a) The quality of the Licensed Articles as well as the quality of all packaging, hang-tags, labels, press releases, advertising, promotional, display and any other material prepared in connection

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[*] Confidential Portions Omitted and Filed Separately With the Commission

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          with the Licensed Articles (collectively, "Packaging and Promotional
          Material") which includes the Property and/or Trademarks shall be no less than the best quality of similar articles, packaging, advertising, promotional and display materials presently manufactured, distributed, sold and/or used by Licensee in the Territory and shall be in full conformity with all applicable laws and regulations.

     (b) Paramount shall have absolute approval of the Licensed Articles and all Packaging and Promotional Material at all stages of the development and application thereof. Licensee may not manufacture, use, offer for sale, sell, advertise, promote, ship or distribute any Licensed Articles nor any Packaging and Promotional Material relating to the Licensed Articles until and unless Licensee has received Paramount's approval therefor in the manner prescribed hereinbelow. Any acts by Licensee contrary to the terms of this Paragraph shall be deemed a material breach of this Agreement, entitling Paramount, in addition to any and all remedies it may have at law and in equity, to terminate this Agreement.

     (c) Licensee shall, in a timely manner and in sufficient time for review and consideration, submit for Paramount's discretional approval all materials relating to the Licensed Articles, including, without limitation, drawings, plans, blueprints, models, computer graphics, prototype samples and component parts of the Licensed Articles and all Packaging and Promotional Material in connection therewith prior to any use thereof by Licensee; the same shall be submitted to APPROVALS COORDINATOR-LICENSING, at PARAMOUNT PICTURES CORPORATION, 5555 Melrose Avenue, Los Angeles, California 90038. All submissions shall be made prior to any use thereof, or public disclosure thereof, by or on behalf of Licensee. Any submission not approved in writing by Paramount within fourteen (14) days shall be deemed disapproved (see Exhibit "C" (Approval Guidelines) which is attached hereto and made a part hereof). All approvals requested of Paramount under this Agreement may be granted or withheld by Paramount in its sole discretion, subject to the terms of this paragraph.

     (d) Paramount shall furnish to Licensee, at Licensee's cost, such artwork as may be reasonably necessary for the manufacture, advertising and promotion of the Licensed Articles, subject to availability and to Paramount's absolute right of approval (the "Artwork"); all such Artwork shall be and remain the property of Paramount, notwithstanding its creation or modification (which is also subject to Paramount's absolute approval) by Licensee, and shall be returned to Paramount after its use by Licensee. Licensee shall not use the Artwork in any other manner.

     (e) In order that Paramount may be assured that the provisions of this Agreement are being observed, Licensee shall allow Paramount or its designee to enter upon Licensee's premises during regular business hours, upon prior notice, for the purpose of inspecting the Licensed Articles, Packaging and Promotional Material and the facilities in which they are manufactured and packaged. In the event that the quality standards hereinabove referred to are not met, or in the event that said quality standards are not maintained throughout the period of manufacture of any Licensed Articles hereunder, then, upon written notice from Paramount, Licensee shall immediately discontinue the manufacture and distribution of such Licensed

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          Articles that do not reasonable meet Paramount's quality standards, and/or the advertising and promotional material related thereto, unless Licensee shall have remedied such failure of quality to Paramount's satisfaction within ten (10) days after Licensee's receipt of notice thereof; failure to effect such remedial measures shall entitle Paramount to terminate this Agreement upon notice to Licensee.

12.  SAMPLES:
     -------

     Licensee shall furnish to Paramount [*] samples of each title of the Licensed Articles in the floppy disc and CD formats, and [*] samples of each title of the Licensed Articles in the cartridge format at the commencement of distribution thereof, and additional samples, as and when requested by Paramount, at cost, such samples not to be resold by Paramount.

13.  GOODWILL, PATENTS, TRADEMARKS AND COPYRIGHT:
     --------------------------------------------

     (a)  Licensee recognizes and acknowledges that:

          (i) the title of the Picture (and, if the Picture is a sequel to a prior work, or if there are now or are later developed sequels to the Picture, the titles of such prior work and of such sequels) and the logos and/or artwork (including artwork developed for advertising and promotional use) embodying such title or titles are, as between Paramount and Licensee, trademarks of Paramount, whether or not registered as such;


          (ii) the good will associated with the Picture and the Trademarks inures soley and exclusively to Paramount; and


          (iii) that the Picture and the Trademarks have acquired, and will continue indefinitely to have and to acquire, a secondary meaning in the minds of the public.

     (b) All rights in the Property and Trademarks other than those specifically granted herein are reserved to Paramount for its own use and benefit. Licensee acknowledges that it shall not acquire any rights in the Property and/or Trademarks as a result of Licensee's use thereof, and that all use of the Property and/or Trademarks by Licensee shall inure to the benefit of Paramount. Licensee shall not, directly or indirectly, during the term of this Agreement or thereafter, attack the ownership by Paramount of the Property, the Trademarks or the validity thereof or attack the validity of the license herein granted to it. Licensee shall not at any time apply for any registration of any copyright, patent or trademark or other designation which would affect the ownership of the Property or Trademarks nor file any document with any governmental authority or take any action which would affect the ownership of the Property or Trademarks or aid or abet anyone else in doing so. Licensee shall at no time, whether during the Term or thereafter:

          (i) use or authorize the use of any trademark, trade name or other designation identical with or confusingly similar to the Trademarks;

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[*] Confidential Portions Omitted and Filed Separately With the Commission

          (ii) manufacture, distribute, offer for sale, advertise or promote any article, using in connection therewith any words and/or symbols and/or combinations thereof which are identical with or confusingly similar to any element of the Property or the Picture, whether or not such element shall have been protected by patent, copyright or trademark.

     (c) Except as may be set forth in each Addendum, all copyright, patent and trademark in the Licensed Articles and Packaging and Promotional Material shall be in the name of Paramount. Licensee shall cause copyright, patent and trademark notices to appear on or within each unit of the Licensed Articles and/or each item of Packaging and Promotional Material as may be designated and approved by Paramount. For purposes of trademark registration, promptly after the first public sale of each Licensed Article, Licensee shall deliver to Paramount such samples, free of cost, of each Licensed Article and its packaging, enclosures, promotional materials and advertising, along with a copy of the invoice showing the first public shipment of the Licensed Article from Licensee to any third party in interstate commerce as may be reasonable requested by Paramount.

     (d) Except as may be set forth in each Addendum, any and all additions to, and new renderings, modifications or embellishments of, the artwork shall, notwithstanding their invention, creation and use by Licensee, be and remain the property of Paramount, and Paramount may use, and license others to use, the same, subject only to the provisions of this Agreement. If Licensee retains or engages any third parties who are not employees of Licensee to make any contribution to the invention or creation of any artwork or designs involving or related to the Property or to the Picture, so that such third parties might be deemed "authors" or "inventors" of such artwork or designs (as the terms "authors" and "inventors" are used in present or future United States copyright and patent statutes or judicial decisions), then Licensee shall obtain from all such parties, and furnish to Paramount, a full assignment of rights in and to such artwork and/or designs (free and clear of any and all claims, encumbrances, interests or rights of any nature of such third parties, of Licensee, or of any and all other third parties), vesting same in Paramount. Licensee shall not permit any of its employees to obtain or reserve, by written or oral agreement or otherwise, any rights as "authors" or "inventors" of any such artwork or designs. Licensee shall furnish to Paramount, at Paramount's request, full information concerning the invention and creation of such artwork and designs, together with the originals of assignments of all rights therein obtained from all such third parties.

     (e) Licensee shall cooperate with Paramount in the prosecution and defense of the Property and/or the Trademarks, the filing and prosecution of any patent, trademark or copyright application or other applications, the recording of this Agreement or any other agreements, and the publication of any notices or the doing of any other act or acts with respect to the Property and/or Trademarks, including the prevention of the use thereof by any unauthorized person, firm or corporation, that in Paramount's judgment may be necessary or desirable under any law, regulation or decree of the Territory. In connection with any of the foregoing, Licensee shall arrange for Paramount to be promptly supplied with any such information or materials as Paramount may reasonably require. In

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

          the event that any matter arises with respect to the protection of the Property and/or Trademarks in the Territory, Licensee shall promptly advise Paramount in writing of the nature and extent of same. Paramount may, in its sole discretion, take, or elect not to take, such action as it deems advisable against any infringing party, in its own name and/or Licensee's name, and may prosecute, settle or otherwise dispose of such action without consultation with, or responsibility to, Licensee. Paramount shall incur no liability to Licensee by reason of Paramount's failure or refusal to prosecute, or failure or refusal to permit Licensee to prosecute, any alleged infringement or imitation by third parties, nor by reason of any settlement to which Paramount may agree. Only if any such infringement is in the nature of imitation of the Licensed Articles or Packaging and Promotional Material, may Licensee, with Paramount's prior written consent and at Licensee's expense, commence an action or join in Paramount's action against the infringer.

14.  WARRANTIES AND INDEMNIFICATION:
     -------------------------------

     (a) Licensee represents and warrants that it is duly organized under applicable law; that it has the unencumbered right and authority to enter into and perform its obligations under this Agreement and under all collateral agreements to be entered into by it in furtherance of the provisions hereof.

     (b) Paramount represents and warrants that it is duly organized under applicable law; that it has the right and authority to enter into and perform this Agreement and to grant the rights granted hereunder. Paramount makes no representation or warranty as to the amount of receipts Licensee will derive hereunder or as to the quality or success of the Picture or reception it will receive by the public, nor shall Paramount be obligated to continue the exhibition, distribution or other exploitation of the Picture or continue the use of any element of the Property.

     (c) Licensee shall indemnify, hold harmless, and defend Paramount, its parent, affiliated and subsidiary companies, and its and their officers, directors, agents and employees ("Paramount Indemnitees") from and against any and all liabilities, claims, causes of action, suits, losses, damages, fines, judgments, settlements and expenses which may be suffered, made or incurred by any of such Paramount Indemnitees arising out of any breach or alleged breach of any of the covenants, warranties, representations and agreements made by Licensee herein, including without limitation, claims relating to or based upon

          (i) unauthorized use of, or infringement of any patent, trademark, design, copyright or other proprietary right of any third party by Licensee;

          (ii) libel or slander against, or invasion of the right of privacy, publicity or property of, or violation or misappropriation of any other right of any third party;

          (iii) defects in the Licensed Articles, despite Paramount's approval thereof, it being understood and agreed that any governmental order of recall or injunction against distribution and/or sale shall, as between Paramount and Licensee, be deemed conclusive proof of such defect for the purpose of invoking the indemnifications set forth in this subparagraph 14(c); and/or

          (iv) agreements or alleged agreements made or entered into by Licensee to effectuate the terms of this Agreement.

          Paramount shall give Licensee prompt written notice of the institution of any action or the making of any claim alleging a breach hereunder. Paramount shall have the right to control all aspects of the disposition of such claim, and Licensee shall cooperate with Paramount in connection therewith.

     (d) Paramount shall indemnify, hold harmless and defend Licensee from and against any and all liabilities, claims, causes of action, suits, losses, damages, fines, judgments and expenses which may be suffered, made or incurred by Licensee Indemnitees arising solely out of use by Licensee of the Property as authorized in this Agreement or as a result of Paramount's conducting an action against an infringing party in Licensee's name without Licensee's participation therein. Licensee shall give Paramount prompt written notice of the institution of any action or the making of any such claims. Paramount shall control all aspects of the disposition of such claims and Licensee shall cooperate fully with Paramount in connection therewith.

15.  INSURANCE:
     ---------

     Licensee shall obtain and maintain throughout the Term, at Licensee's sole expense, standard Product Liability Insurance and Advertiser's Liability Insurance from a reputable insurance company qualified to do business in the State of California, naming Paramount, its parent company, and their respective subsidiaries and affiliated companies, including all directors, officers, employees, agents and representatives, as additional insureds. Each policy will provide full indemnification and defense against any claims, liabilities, demands and causes of action arising out of the Licensed Articles, the creation or production thereof, and any advertising, promotion and publicity of same, and their use and/or any defects in, or the reasonably foreseeable use or misuse thereof. Coverage under each policy will be a minimum of One Million Dollars ($1,000,000) for each instance and Three Million Dollars ($3,000,000) in the aggregate. Each such policy shall require that Paramount receive at least thirty (30) days written notice of the cancellation, amendment or endorsement thereof. Licensee shall furnish Paramount upon execution of this Agreement by Licensee with certificates of insurance and certified policy endorsements envidencing that the insurance coverage is in full force and effect.

16.  TERMINATION:
     -----------

     (a) In the event Licensee fails to perform any of its obligations under this Agreement, including without limitation the active marketing and distribution of any and/or all the Licensed Articles; or breaches any covenant, representation, warranty or agreement contained herein, files a petition in bankruptcy or is adjudged a bankrupt, or if a petition in bankruptcy is filed against Licensee, or if Licensee becomes insolvent, or makes an assignment for the benefit of creditors, or if Licensee discontinues its business or if a receiver is appointed for Licensee or Licensee's business who is not discharged within thirty (30) days, Paramount may terminate this Agreement on thirty (30) days prior written notice [*].

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

          [*] Time is of the essence of this Agreement.

     (b) In the event of termination of this Agreement by Paramount for any of the reasons set forth in Subparagraph 16(a) above, no creditor, agent, representative, receiver or trustee of Licensee shall have the right to dispose of any units of the Licensed Articles without the prior written consent of Paramount; until payment of all monies due to Paramount from Licensee, Paramount shall have a lien on any units of the Licensed Articles not then disposed of by Licensee at any time in respect of sales of the Licensed Articles; and on any monies due Licensee from any jobber, wholesaler, distributor, sub-licensee, or other third parties, in respect of sales of the Licensed Articles; Paramount may treat all of the aforesaid third parties as Paramount's direct licensees with no obligation to the Licensee.

     (c) In the event of termination of this Agreement by Paramount due to breach of any of the terms or conditions hereof by Licensee, Licensee shall have no right to sell, distribute or otherwise dispose of any units of the Licensed Articles without Paramount's prior written consent.

     (d)  Upon the expiration of the Term or earlier termination of this
          Agreement:

          (i) All rights, licensee and privileges granted to Licensee hereunder shall automatically revert to Paramount and Licensee shall execute any and all documents evidencing such automatic reversion;

          (ii) Licensee shall, in Paramount's discretion, either deliver to Paramount materials in its possession or control which reproduce the Licensed Articles or give to Paramount satisfactory proof of the destruction thereof;

          (iii) All sums due Paramount hereunder, whether in the form of unpaid Advance, Royalties and/or Guarantee shall become immediately due and payable in full to Paramount without set off of any kind;

          (iv) Licensee shall, within one (1) month after such expiration or termination, deliver to Paramount a complete and accurate statement indicating the number, description and whereabouts of all units of the Licensed Articles on hand and/or in the process of manufacture, as of both the date of such expiration or termination and the date of such statement;

          (v) Paramount shall have the right, upon prior written notice, to enter onto Licensee's premises during normal business hours to conduct physical inventories to verify the accuracy of the aforesaid statement;


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[*] Confidential Portions Omitted and Filed Separately With the Commission
                                      10

          (vi) Provided Licensee is not in breach of this Agreement, Licensee may, upon expiration of the Term of this Agreement (or upon expiration of individual distribution periods for specific titles of the Licensed Articles as may be set forth in each Addendum) sell off existing inventories of the Licensed Articles, on a non-exclusive basis, for a period of [*], subject to all the other terms and conditions hereof, and provided the same have not been manufactured solely or principally for sale during such period and only after first giving Paramount the opportunity to purchase the same at Licensee's gross wholesale price thereof, which purchase may be of some or all of such units, in Paramount's sole discretion; in the event of early termination of this Agreement due to breach by Licensee, Licensee shall have no right to sell off existing inventories;

          (vii) In the event of a default by Licensee of this Agreement, Paramount, at its discretion, may terminate this Agreement and any and all other agreements entered into between Paramount and Licensee.

17.  INJUNCTION:
     ----------

     Licensee acknowledges that its failure to perform any of the terms or conditions of this Agreement, or its failure to cease the manufacture, distribution and sale of the Licensed Articles upon the expiration of the Term or earlier termination of the Agreement, shall result in immediate and irreparable damage to Paramount. Licensee also acknowledges that there may be no adequate remedy at law for such failures and that in the event thereof Paramount shall be entitled to equitable relief in the nature of injunction and to all other available relief, at law and/or in equity.

18.  CONFIDENTIALITY:
     ---------------

     Other than as may be required by any applicable law, governmental order or regulation, or by order or decree of any court of competent jurisdiction, Licensee shall not publicly divulge or announce, or in any manner disclose to any third party, any information or matters revealed to Licensee pursuant hereto, or any of the specific terms and conditions of this Agreement, and Licensee shall do all such things as are reasonably necessary to prevent any such information becoming known to any party other than the parties involved with the transaction.

19.  NO ASSIGNMENT:
     -------------

     The rights and obligations of Licensee hereunder may not be assigned, delegated, or sublicensed without the prior written consent of Paramount. The transfer in the aggregate of fifty percent (50%) or more of the capital stock or voting power of Licensee shall be deemed an assignment for purposes of this Agreement.

20.  FORCE MAJEURE:
     -------------

     The parties shall be released from their respective obligations hereunder in the event government regulations or other causes arising out of a state

----------
[*] Confidential Portions Omitted and Filed Separately With the Commission of war or other national emergency, or other causes beyond the reasonable control of the parties, render performance of such obligations reasonably impracticable. In such event, all royalties due on sales theretofore made shall become then immediately due and payable, and no Advance, Royalties or Guarantee theretofore paid shall be repayable; if such event continues for a period of sixty (60) days, this Agreement shall be terminable, upon written notice, by either party. In the event neither party elects to terminate this Agreement as immediately hereinabove provided, the Term of this Agreement shall be extended automatically for a period of time equal to the period during which the parties shall have been released from performance of their respective obligations hereunder, but not to exceed six months from the date of first occurrence.

21.  FURTHER INSTRUMENTS:
     -------------------

     Licensee shall furnish Paramount with (and shall execute, acknowledge and deliver and cause to be executed, acknowledged and delivered to Paramount) any further instruments, in such form and substance as shall be approved or designated by Paramount, which Paramount may reasonably require or deem necessary, from time to time, in its discretion, to evidence, establish, protect, enforce, defend or secure to Paramount any or all of its rights, titles, properties or interests or more fully to effectuate or carry out the purposes, provisions or intent of this Agreement. In this connection, if Licensee fails or refuses without reasonable basis to execute such documents, Licensee hereby irrevocably constitutes and appoints Paramount as its lawful attorney-in-fact to execute, acknowledge and deliver all such further instruments and to do all acts and things contemplated by this paragraph. Paramount, at its sole discretion, shall have the right to record such instruments at the appropriate Registry or other place of registration in some or all of the various Countries comprising the Territory, at Paramount's expense. Licensee agrees to cooperate as requested by Paramount in arranging such recordation, and in cancelling or amending such registration, if so requested by Paramount, upon the expiration, termination, or amendment of this Agreement, as may be appropriate.

22.  PARAGRAPH HEADINGS:
     ------------------

     Paragraph headings contained in this Agreement are for convenience only and shall not otherwise be given any legal effect.

23.  NO PARTNERSHIP; NO THIRD PARTY BENEFICIARIES:
     --------------------------------------------

     Nothing herein contained shall constitute a partnership between or joint venture by the parties hereto, or constitute either party the agent of the other. Neither party shall hold itself out contrary to the terms of this paragraph and neither party shall become liable by any representation, act or omission of the other contrary to the provisions hereof. This Agreement is not for the benefit of any third party and shall not be deemed to give any right or remedy to any such party, whether referred to herein or not.

24.  NO WAIVERS, CUMULATIVE RIGHTS:
     -----------------------------

     No waiver by either party hereto of any breach of this Agreement shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision hereof. The exercise of any right granted to either party hereunder shall not operate as a waiver. The normal expiration of the Term of this Agreement shall not relieve either party of its respective obligations accruing prior thereto, nor impair or prejudice the respective rights of either party against the other, which rights by their nature survive such expiration.

25.  NO VIOLATION OF LAW:
     -------------------

     Nothing herein contained shall be construed so as to require the commission of any act contrary to law, and wherever there is any conflict between any provision of this Agreement and material statute, law or ordinance contrary to which parties have no legal right to contract, the latter shall prevail, but in such event the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to bring it within the legal requirements.

26.  NOTICES:
     -------

     Notice hereunder shall be given in writing and sent by registered or certified mail, return receipt requested, or by prepaid telegram or nationally recognized express carrier, addressed to Paramount at the address indicated in the Agreement, to the attention of Legal Department, Motion Picture Group, or to License at the address indicated in Paragraph 1 above, to the attention of such official as Licensee shall designate in writing. Each party shall notify the other in writing promptly after any change of address. Requirements relating to Paragraph 11, and the like, shall be governed by the particular provisions of this Agreement which are, by their terms, applicable thereto.

27.  GOVERNING LAW:
     -------------

     This Agreement shall be construed and interpreted pursuant to the laws of the State of California applicable to agreements made to be performed entirely therein, and the parties hereto submit and consent to the jurisdiction of the court of the State of California, including Federal Courts located therein, should Federal jurisdiction requirements exit, in any action brought to enforce (or otherwise relating to) this contract.

28.  ENTIRE AGREEMENT:
     ----------------

     This Agreement (including any exhibits and schedules which are attached hereto and made a part hereof by this reference), when signed by the parties, shall constitute the entire understanding of the parties with respect to the subject matter, superseding all prior and contemporaneous promises, agreement and understandings, whether written or oral, pertaining thereto and cannot be modified except by a written instrument signed by the parties hereto, nor may it be amended or rescinded, other than as provided by its terms, except by a writing duly executed by an authorized officer of the party to be charged. If there is any inconsistency between this portion of the Agreement (i.e., inclusive of all preceding paragraphs and this paragraph) and the attached exhibits and/or schedules, this portion of the Agreement shall prevail.

29.  ACCEPTANCE BY PARAMOUNT:
     -----------------------

     This Agreement shall not be binding until accepted by Paramount and executed by a duly authorized officer of Paramount and Paramount shall have received any Advances payable hereunder. No additions, amendments or modifications to this Agreement shall be effective until accepted in a similar manner.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first witnessed above.

          PARAMOUNT PICTURES CORPORATION

          By: /s/ Andrea Hein
             ----------------------------------
          Its SENIOR VICE PRESIDENT, LICENSING
             ----------------------------------


          INTERPLAY PRODUCTIONS, INC.


          By: /s/ Brian Fargo
             ----------------------------------
          Its:      President
             ----------------------------------

                                  EXHIBIT "A"

          ADDENDUM NO. ____ TO THE MASTER MERCHANDISING LICENSE AGREEMENT ("AGREEMENT") AMONG PARAMOUNT PICTURES CORPORATION ON THE ONE HAND AND _________________________ ON THE OTHER HAND (JOINTLY, COLLECTIVELY AND SEVERALLY "LICENSEE") DATED AS OF ____________, 19__.

1.   DEFINED TERMS:  All terms used in this Addendum shall be used as defined in
     -------------
     the Agreement. All provisions of this Addendum shall be governed by the terms of the Agreement.

2.   PROPERTY:
     --------

3.   LICENSED ARTICLES:
     -----------------

4.   TRADEMARKS:
     ----------

5.   TERRITORY:
     ---------

6.   TERM:               ("License Term")
     ----

7.   MARKETING DATE:
     --------------

8.   PAYMENT:
     -------

     (a)  Advance:

     (b) Royalty: _____ percent (__%) of the greater of Licensee's gross wholesale price or amount actually received for each Licensed Article.

     (c) Guarantee: ______ payable within 30 days following the expiration or earlier termination of the License Term.

9.   OTHER MATTERS:
     -------------

Except as set forth in this Addendum, the Agreement remains in full force and effect and is hereby ratified and affirmed.

PARAMOUNT PICTURES CORPORATION

By:___________________________

Its:__________________________

Date:_________________________

INTERPLAY PRODUCTIONS, INC.

By:___________________________

Its:__________________________

Date:_________________________

INTERPLAY PRODUCTIONS, INC.
Master Agreement
8/5/92 (rev 10/1/92)

                                  EXHIBIT "B"

                         LICENSEE'S ROYALTY STATEMENT
                      (To be completed in local currency)

-----------------------------------------------------------------------------------------------------------------------------------
TO:  PARAMOUNT PICTURES CORPORATION       COPY TO:  PARAMOUNT PICTURES CORPORATION
                                                                                                    ---------------------------
     Paramount Licensing                            5555 Melrose Avenue                                     PPC USE ONLY
     Department 4312, SCF                           Hollywood, CA 90038-3197                          Reviewed by ___________
     Pasadena, CA 91050-4312                        Attn: Director, Finance - Licensing               Period Ending _________
                                                                                                      Check No. _____________
                                                                                                    ---------------------------

Licensee's Name:____________________________           Contract Number:_____________________   Period Being Reported:______________

Contract Date:______________________________           Film/TV Series Name:_________________   Country Being Reported:_____________

-----------------------------------------------------------------------------------------------------------------------------------
Paramount      Licensee's       Licensee's     Name of        Performers'         Unit    Gross   Royalty    Current    Cumulative
Product        Product          Product        Performance    Likenesses          Sales   Sales   Rate       Royalty    Royalty
Number         Description      Number         Used           Used                                           Amount     Amount
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

PPC USE ONLY                                                                              Royalties Earned
                                                                                                           ------------------------

                                               Unrecouped Advance______________           Less: Advance Received
                                                                                                                         ----------
                                                                                          Less: Previous Royalty Payments
                                                                                                                         ----------
                                                                                          Balance Currently due to PPC
                                                                                                                         ----------

                                                                                          Guarantee:
                                                                                                                         ----------
                                                                                          Unearned Guarantee:
                                                                                                                         ----------

                                  EXHIBIT "C"

                              APPROVAL GUIDELINES

Your agreement with Paramount Pictures Corporation requires submission of all articles for review and written approval prior to production. THE ATTACHED FORM MUST ACCOMPANY ALL MATERIAL SUBMITTED FOR APPROVAL. Please send all materials to:

          Tammy Moore or Suzie Domnick
          Licensing Approvals Coordinator
          Paramount Pictures Corporation
          5555 Melrose Avenue
          Los Angeles, CA 90038

Approval will be required at each of the following stages of preparation. This procedure insures that problems are caught early on, when they can still be changed, without great expense of time or money:

1. PACKAGING, COLLATERAL MATERIALS, CATALOGS AND BROCHURES, PRINT ADVERTISING (CONSUMER AND TRADE) AND PRINTED PRODUCT
     ----------------------------------------

     a.   Rough sketches or layout concepts and rough copy.
     b. Finished comps - final copy and art together (mechanical) including legal notices.
     c.   Final art (color).

     Note: In some instances, such as posters, approval of color proof may be required to insure quality of the final product.

2.   THREE-DIMENSIONAL PRODUCTS
     --------------------------

     a.   Concept (renderings).
     b.   Prototypes (sculpture).
     c.   Production samples or strike-offs.

3.   AUDIO OR VIDEO ADVERTISING, SALES AIDS, ETC.
     -------------------------------------------

     a.   Radio script or television script and storyboard.
     b.   Audio or video tapes prior to use or airing (rough cut and final cut);
                               ----------------------
          copyright notice must be on tape.

     Note:

     Revisions: In addition, all materials must be re-submitted for approval
     ---------
     each time a revision is made incorporating changes requested. Revisions of copy or manuscripts must be redlined or highlighted.

Please advise us of your time constraints, if any, so we may respond on short notice, only if absolutely necessary. Also, please allow time to make necessary
        ----------------------------
changes. The approval time provided by agreement is generally fourteen (14) days. Every effort will be made to expedite approvals as quickly as possible.

Samples of finished products must be submitted pursuant to the agreement.

     Please remember that all submissions not approved in writing are deemed disapproved.

                 ADVERTISING AND PROMOTION APPROVAL GUIDELINES

                                   LICENSEES

______________________________________________________________________

1. All advertising and promotional mechanicals or materials must be approved in writing. This encompasses print ads, commercial (radio or television), point-of-purchase materials, brochures and package designs.

     Please submit these materials to:

                         Tammy Moore or Suzie Domnick
                        Licensing Approvals Coordinator
                        Paramount Pictures Corporation
              5555 Melrose Ave., Balaban Building (Suites B & C)
                              Hollywood, CA 90038

2.   Do not proceed with any promotional activities prior to approval. The
        ---
     submission of promotion concepts for approval will prevent possible infringement of rights granted to other companies and spare you potential legal liability for such infringement.

                         STAR TREK APPROVAL GUIDELINES

_______________________________________________________________

LEGAL PROCEDURES
----------------

The purpose of these guidelines is to assist you in complying with our legal requirements regarding trademark use and proprietary notices. All items must include appropriate legal notices. We will review the legal notices on your products, catalogs, packaging and advertising when they are submitted for approval. The following is provided for guidance only. Paramount reserves the right to require revised wording depending upon the particular circumstances relating to a specific product.

A    Trademark Use
     -------------

     1.  Trademarks must always be legible.

     2. Trademarks must always be used as adjectives in conjunction with the licensed product, e.g., the STAR TREK(R) motion picture, the STAR TREK
         (R) t-shirt, STAR TREK(R) novel, and U.S.S. ENTERPRISE(TM) poster.

     3. Trademarks must not be used in plural (e.g, STAR TREKS) or possessive form (e.g., STAR TREK'S) or as a noun (e.g., the STAR TREK).

     4.  Trademarks must be used in their entirety (i.e., never use TREK alone).

     5.  Trademarks may never be modified (i.e., STAR TREKKIN').

     6. Trademarks must always be given special typographical treatment, preferable logo treatment, or all capital letters, underline, italics, different colors or bold face type.

     7.  Always use the appropriate trademark symbol (see below).

B.   Trademark Symbols
     -----------------

     A trademark symbol should follow all headline and prominent use of trademarks. Use the trademark symbol TM unless instructed to use R.

     Place the trademark symbol at the foot or on the shoulder of the trademark, whether or not other words are used with it.

     Examples:

     STAR TREK(R)
     STAR TREK(R) Posters

C.   Required Proprietary Notices
     ----------------------------

     A proprietary notice which identifies Paramount Pictures as the copyright
                                ----------------------------------------------
     and trademark owner, and you as authorized licensee, must appear on all
     -------------------      ---------------------------
     packaging, catalogs, advertising and product.
                --------

     Example:

     (R) & (C) 19___ Paramount Pictures. All Rights Reserved.
     STAR TREK is a Trademark of Paramount Pictures.
     [Licensee] Authorized User.

     Example where space is limited:

     (R) & (C) 19___ Paramount Pictures.
     All Rights Reserved.
     [Licensee] Authorized User.

     Example where space is greatly limited:

     (R) & (C) 19___ Par. Pic.
     Used Under Authorization.

     Note:  Unless we advise you otherwise, the year in the notice should be
     ----
            the year in which the material which bears the notice was first (or will be first) sold or distributed for sale.

D. Trademark symbols for some commonly-used STAR TREK-specific words are as follows:

               STAR TREK(R)

               STAR TREK(R) THE NEXT GENERATION (TM)

               STARSHIP ENTERPRISES(TM)

               U.S.S. ENTERPRISE(TM)

               "To Boldly Go Where No Man Has Gone Before...."(TM)

               "To Boldly Go Where No One Has Gone Before...."(TM)

                             STAR TREK PUBLISHING

________________________________________________________________________________
A.   WRITER' GUIDES
     --------------

     Please pay close heed to the official writers' guides for the STAR TREK(R) television series' (available for both the original series and STAR TREK:
     THE NEXT GENERATION(R)). These guides will not only provide you with helpful direction and character outlines, but they will also provide technical information, terminology and some specific information about the STAR TREK Universal.

     Writers setting their stories in the STAR TREK original series or motion picture frameworks should be familiar with the STAR TREK: THE NEXT GENERATION writer's guide and episodes, so that the FEDERATION(TM) and STARFLEET(TM) in published original series/motion picture stories will be portrayed as developing in the appropriate direction. It would be grievously incorrect to write an original series story showing us a Starfleet that is more militaristic or Earth people of the 23rd century that are becoming more materialistic and irresponsible toward their planet or each other.

B.   PRIME DIRECTIVE/GENERAL ORDER NUMBER ONE
     ----------------------------------------

     This very important Starfleet Order indicates that Starfleet officers and crew do not have the right to interfere with the natural process of
          --------------------------------------------------------------
     evolution on any planet. They do not have the right to interfere with the
     -----------------------
     culture of the people who live on the planet. They do not have the right to interfere with the natural processes of life.

     The Federation is not in the business of toppling cultures that it does not approve of. It will protect itself and its mission whenever necessary, but it is not a group of "space meddlers."

     There are only two possible exceptions to the Prime Directives:

     1.   When the safety of the starship is jeopardized.

     2.   When it is absolutely vital to the interests of the Federation.

Any Captain who does find it necessary to violate the Prime Directive had better be ready to present a sound defense of his actions.

C.   THE FEDERATION IS NOT A MILITARY ENTITY
     ---------------------------------------

     1.   The STAR TREK(R) characters are not "galaxy policemen."  Their mission
                                          ---
          is not one of spreading 20th century Euro/American cultural values throughout the galaxy.

     2. STARFLEET(TM) is not a military organization. It is a scientific research and diplomatic body.

          The armaments and militarism have been de-emphasized significantly in STAR TREK: THE NEXT GENERATION(R) as opposed to the original series.

          Although the duties of the U.S.S. ENTERPRISE(TM) may include some military responsibilities, primary purpose of the of the Enterprise -- as with all Starfleet vessels -- is to expand the body of human knowledge.
          ---

          The U.S.S Enterprise may, however, find itself in military situations. To that end, it has considerable defensive power and weapons systems available on the ship.

D.   PRINCIPAL CAST AND CHARACTERS
     -----------------------------

     Please adhere closely to the characterizations and outlines in the official writers' guides; and to the subsequent development of the characters in the series episodes and features. The main characters should never be allowed
                                   -------------------------------------------
     to die within your story line. No computer game variation or novel plot
     -----------------------------
     twist should result in the death of a regular or occasional cast member. Our products must comply with and support the action of the television show and films.

E.   FURTHER SOURCE MATERIAL
     -----------------------

     If you require further information, data or consultation for product development, Paramount Licensing will gladly accommodate. Contact:

          Carla Mason
          Publishing Editor
          Paramount Pictures
          5555 Melrose Avenue, Balaban Suites B & C
          Hollywood, CA 90038

F.   STAR TREK IS NOT JUST ABOUT THE FUTURE, IT IS ABOUT NOW
     -------------------------------------------------------

     The series is partially about the problems and challenges which we face on our planet today. Writers of the STAR TREK stories should, when possible, write about present day problems and challenges, allegorically or directly, or at least include some relevant facet in their story.

G.   MAINTAIN AUTHENTICITY IN THE SCIENTIFIC PORTIONS OF THE STORY
     -------------------------------------------------------------

     If the writers include a scientific element in the story, they should research current knowledge on the subject.

          ADDENDUM NO. 1 TO THE MASTER MERCHANDISING LICENSE
          AGREEMENT ("AGREEMENT") BETWEEN PARAMOUNT PICTURES
          CORPORATION ("PARAMOUNT") AND INTERPLAY PRODUCTIONS,
          INC. ("LICENSEE") DATED AS OF JUNE 16, 1992.

1.   DEFINED TERMS: All terms used in this Addendum shall be used as defined in
     -------------
     the Agreement. All provisions of this Addendum shall be governed by the terms of the Agreement.

2.   PROPERTY: The television series entitled "STAR TREK: THE ORIGINAL SERIES",
     --------
     and the theatrical motion pictures based thereupon (collectively, the "Series").

3.   LICENSED ARTICLES: The articles to be manufactured and distributed
     -----------------
     exclusively by Licensee hereunder ("Licensed Articles") are action/adventure and role playing games incorporating graphic elements of the Property for each of the following game systems:

     (a) Software (floppy disc and/or CD formats) compatible with personal computer hardware including, but not limited to, IBM PC and compatibles, Apple, MacIntosh, Amiga, and CDTV ("PC Games"). Licensee shall produce a minimum of [*] and a maximum of [*] titles per the schedule set forth in Paragraph 7, below.

     (b) Non-8-bit video games (cartridge and/or CD formats) for video game systems compatible with, but not limited to, the Sega Genesis and Super Nintendo Entertainment Systems and TurboGraphix, and CD-peripherals which operate in conjunction therewith (collectively, "Sega/Nintendo Games"). Licensee shall produce [*] titles per the schedule set forth in Paragraph 7, below.

     (c) "Game Hint" books ("Books"). Each Book shall be specific to the game to which relates, and Licensee agrees that the Books will be published by a publishing affiliate or subsidiary of Licensee, and not through any third party publisher.

     The term "Licensed Articles" relates only to the above articles and expressly excludes coin operated arcade systems (including conversion kits), liquid crystal display (dedicated non-interchangeable cartridge, e.g. Tiger Electronics-type games), 8-bit gaming systems, hand-held game formats (including, but not limited to, the Atari Lynx Hand Held System), software operating on a CD-I system (such as but not limited to the Philips/Sony CD-I system) and so-called "virtual reality" systems. Trivia and chess game programs are excluded from the Licensed Articles.

     Notwithstanding the foregoing, if within [*] from execution hereof by the parties, Paramount has not licensed a third party the right to manufacture and distribute software operating on a CD-I system in connection with the Series, Paramount agrees to enter into negotiations with Licensee with respect to such a license. Additionally, Licensee shall have the first right to negotiate with Paramount to manufacture and distribute 8-bit versions of the Nintendo Entertainment System, Nintendo GameBoy portable handheld system, Sega Master System, and Sega Game Gear portable handheld system at such time as those rights revert back to Paramount from present Paramount licensees. In both instances, upon receipt of notice from Paramount, the parties shall negotiate in good faith for a period of ten
     (10) business days the terms and conditions of such a license; if the parties fail to reach an agreement during the negotiation period, Paramount shall thereafter be free to exercise all rights with respect to such license without further obligation to Licensee

----------
[*] Confidential Portions Omitted and Filed Separately With the Commission

     (provided the terms negotiated with any third party for such license are more favorable to Paramount than that which was negotiated with Licensee, failing which the parties will enter into an agreement upon the terms last proposed by Licensee).


4.   TRADEMARKS:    STAR TREK
     ----------

5.   TERRITORY:     Worldwide.    For purposes of this Addendum, the term
     ---------
     "worldwide" shall be defined as provided in Exhibit "A" attached hereto and incorporated herein by this reference.

6.   TERM:     July 1, 1992 through the earlier of June 30, 2000 or three (3)
     ----
     years from the first ship date of the last PC Game distributed hereunder ("License Term").


7.   MARKETING DATE: The Marketing Date for a substantial number of units of
     --------------
     each title of the Licensed Articles shall be as follows:


     PC Game #1 :                       [*]
     PC Game #2 :                       [*]
     Sega/Nintendo Game #1:             [*]
     Sega/Nintendo Game #2:             [*]
     PC Game #3:                        [*]
     Sega/Nintendo Game #3:             [*]
     PC Game #4:                        [*]
     Sega/Nintendo Game #4:             [*]
     PC Game #5:                        [*]
     PC Game #6:                        [*]
     PC Game #7 (optional):             [*]
     PC Game #8 (optional):             [*]

     Each of the aforementioned titles may be distributed and sold by Licensee for a period of three (3) years commencing from the first ship date by Licensee of such title. Subject to Paragraph 16(d)(vi) of the Agreement, upon the expiration of each three year period Licensee may sell off existing inventories of the respective title.

8.   PAYMENT:
     -------

     (a)  Advance:       [*], payable [*] upon execution hereof by Licensee,
          --------       and [*] not later than October 15, 1992.

     (b)  Royalty:       For each unit manufactured and distributed by Licensee
          -------        hereunder, a Royalty as follows:

                         (i)  PC Games (floppy disc or CD format):
                              -----------------------------------

                              (A) For each of the first [*] units, [*] of net sales ("Net Sales");

                              (B) Thereafter, for each of the next [*] units (i.e. [*] through [*]), [*] of Net Sales;

                              (C)  Thereafter, for each unit in excess of
                                   [*], [*] of Net Sales.

----------
[*] Confidential Portions Omitted and Filed Separately With the Commission

                    (ii)   Sega/Nintendo Games (Cartridge format):
                           --------------------------------------

                           (A) For each of the first [*] units, [*] per unit;

                           (B) Thereafter, for each of the next [*] units (i.e. [*] through [*]), [*] per unit;

                           (C) Thereafter, for each unit in excess of [*], [*] per unit.

                    (iii)  Sega/Nintendo Games (CD format):
                           -------------------------------

                           (A)  For each of the first [*] units, [*] of Net
                                Sales;

                           (B) Thereafter, for each unit in excess of [*], [*] of Net Sales.

                    (iv)   Books:
                           -----

                           (A) For each of the first [*] units, [*] of the retail cover price;

                           (B) Thereafter, for each unit in excess of [*], [*] of the retail cover price.

                    (v)    Sublicensee Receipts:  With respect to all Licensed
                           --------------------
                           Articles referred to hereinabove, if, with Paramount's prior consent, Licensee sub-licenses to non-affiliated third parties the right to manufacture and distribute the Licensed Articles, Licensee shall pay Paramount [*] of the gross amounts received by or credited to Licensee from each such third party, whether in the nature of advance, royalty and/or guarantee with deduction therefrom only for non-affiliated third party agent commissions.

                    For purposes of this Addendum, "Net Sales" shall mean Licensee's gross wholesale price for the Licensed Articles, less [*]

---------------
[*] Confidential Portions Omitte and Filed Separately With the Commission

                    For purposes of calculating Royalties, the escalation of Royalties as set forth hereinabove shall be applied on a per title basis and separately within each of the three portions of the Territory as provided in Exhibit "A" attached hereto. [*]

     (c)  Guarantee: [*], payable to the extent not already paid to
          ---------
          Paramount as an Advance or Royalty, but in any event [*] not later than July 1, 1993, [*] not later than July 1, 1994, [*] not later than July 1, 1995, [*] not later than July 1, 1996, and [*] not later than July 1, 1997.

9.   OTHER MATTERS:
     -------------

     (a)  Third Party Agreements: Licensee may not enter into any agreement with
          ----------------------
          any third party for the manufacturing or distribution of any of the Licensed Articles without Paramount's prior written consent. With respect to the manufacture of the Licensed Articles, all companies which Licensee enters into agreements for such purpose shall execute and deliver to Paramount an Approval of Manufacture Agreement in the form attached hereto as Exhibit "B" and incorporated herein by this reference.

     (b)  Home Use Only: The Licensed Articles shall be sold solely for home
          -------------
          use, and each unit shall bear the following readable legend on the cartridge and preceding game play: "INTENDED SOLELY FOR PRIVATE HOME USE. PUBLIC PERFORMANCE OR OTHER USE IS EXPRESSLY PROHIBITED."

     (c)  Copyright and Trademark: Except as otherwise expressly provided
          -----------------------
          herein, all copyright, title and interest in the Licensed Articles and Packaging and Promotional Material shall be in the name of Paramount. The copyright in and to the computer program (object and source code) developed by Licensee for any game which is incorporated in the Licensed Articles shall be owned by Licensee. The copyright in and to the images displayed on the screen and sounds produced during the course of game play, including all possible combinations and sequences thereof, in both the "attract mode" and the "play mode" shall be owned by Paramount. Licensee shall cause copyright, patent and trademark notices to appear on or within each unit of the Licensed Articles and/or each item of Packaging and Promotional Material as may be designated and approved by Paramount. Licensee also shall cause an appropriate copyright notice to appear for the music which is separately licensed from Famous Music. Licensee shall advise Paramount of the date of first public sale and distribution. The parties agree and acknowledge that each shall have the same right as any person or party with regard to any material incorporated in the Licensed Articles which is in the public domain (provided that it has not entered in the public domain as the result of an act or omission in breach of this

---------------
[*] Confidential Portions Omitted and Filed Separately With the Commission

          Agreement or any other written agreement by or between the parties hereof).

     (d)  Production Costs/Music: Licensee shall be solely responsible for, and
          ----------------------
          shall pay, any and all sums relating to the production of Licensed Articles hereunder, including without limitation sums payable to the designers of the Licensed Articles. Further, Licensee acknowledges that no rights are granted herein to use any musical compositions contained in or otherwise associated with the soundtrack of the Series. Such rights must be obtained by Licensee from Famous Music Corporation, on terms to be negotiated with such company.

Except as set forth in this Addendum, the Agreement remains in full force and effect and is hereby ratified and affirmed.

PARAMOUNT PICTURES CORPORATION

By: /s/ Andrea Hein
   ----------------------------------

Its: SENIOR VICE PRESIDENT, LICENSING
    ---------------------------------

Date: 10-22-92
     --------------------------------

INTERPLAY PRODUCTIONS, INC.

By: /s/ Brian Fargo
   ----------------------------------

Its: President
    ---------------------------------

Date: 10/16/92
     --------------------------------

                                  EXHIBIT "A"

As used in Paragraph 5 of this Addendum, the term "worldwide" shall be defined for purposes of this Addendum as follows:


                                      [*]


[*] CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

                     [*] CONFIDENTIAL PORTIONS OMITTED.

                                  EXHIBIT "B"

                           APPROVAL OF MANUFACTURER
                           ------------------------

     This AGREEMENT, dated as of _________________, 19__, is made by and between Paramount Pictures Corporation, whose address is 5555 Melrose Avenue, Los Angeles, California 90038 (hereinafter "Paramount") and ___________________ whose address is ______________________________________ (hereinafter "Company").

     1.   APPROVAL GRANTED: Reference is made to that certain License Agreement
          ----------------
("Agreement") dated as of _________________, 19__ between Paramount and ________ ____ ("Licensee'") granting Licensee the right to manufacture __________________
_________
______________________________________________
________________________________________________________________________________
_____________________________________ (collectively hereinafter referred to as the "Licensed Articles"). Licensee has advised Paramount that Licensee desires to use the services of Company to manufacture the Licensed Articles. Subject to the terms and conditions hereof, Paramount hereby grants its approval of Company to act for Licensee as the manufacturer of the Licensed Articles.

     2.   OBLIGATIONS OF COMPANY: Company hereby agrees that:
          ----------------------

          A. Company shall only manufacture the Licensed Articles as and when directed by Licensee;

          B. Company shall manufacture the Licensed Articles in accordance with requirements imposed by Licensee, including without limitation any requirements regarding (i) compliance with all laws, regulations and governmental rules applicable to the Licensed Articles and/or their manufacture, and (ii) affixing notices such as copyright, trademark patent or other proprietary notices to the Licensed Articles as may be designated by Paramount;

          C. Company shall not supply the Licensed Articles to any person, firm, corporation or business entity other than Licensee;

          D. Company shall look solely to Licensee for any sums due Company for the manufacture of Licensed Articles; and

          E. Company shall acquire no proprietary rights of any kind or nature, including without limitation, copyright, patent, trademark or other intellectual property rights in the Licensed Articles, all such rights vesting solely and exclusively with Paramount.

     By signing in the spaces provided below, the parties hereto have accepted and agreed to all of the terms and conditions hereof.

                    PARAMOUNT PICTURES CORPORATION

                    By:____________________________
                    Its:___________________________

ACCEPTED AND AGREED:

By:____________________________
Its:___________________________


     By signing in the space provided below, Licensee represents that it has familiarized Company with the Terms and Conditions of the License Agreement as they apply to Company. In addition, Licensee acknowledges and agrees that the approval by Paramount of Company as a manufacturer in no way derogates from or relieves Licensee of any of its obligations under the License Agreement. Licensee further acknowledges and agrees that it shall be responsible and primarily liable for all activities and obligations of Company with respect to the Licensed Articles. Licensee affirms all representations made hereinabove by Company.


ACCEPTED AND AGREED TO:

By:____________________________
Its:___________________________

                              PARAMOUNT PICTURES

--------------------------------------------------------------------------------

                               as of May 1, 1993

Interplay Productions, Inc.
17922 Fitch Avenue
Irvine, California 92714
Attn: Brian Fargo

     RE: PARAMOUNT PICTURES CORPORATION/INTERPLAY PRODUCTIONS, INC. -- STAR TREK (CONTRACT NO. 920322)

Ladies and Gentlemen:

     Reference is made to the Master Merchandising License Agreement ("Master Agreement") dated June 16, 1992 between Paramount Pictures Corporation and Interplay Productions, Inc., and Addendum No. 1 thereto ("Addendum"), relating to the licensing of property rights associated with the original television series entitled "STAR TREK", and the theatrical motion pictures based thereupon.

     The parties agree to amend the Addendum as follows:

     1. Under Paragraph 3 of the Addendum, the Licensed Articles shall be expanded to include the "STAR TREK 25th Anniversary" action/adventure game previously produced by Licensee pursuant to a sublicense agreement with Konami, Inc. ("Additional Licensed Articles"). The Additional Licensed Articles shall be produced only for the software game system specified in subparagraph 3(a) of the Addendum; further, the Additional Licensed Articles shall not be applied towards the minimum or maximum production requirements set forth in said subparagraph.

     2. Under Paragraph 6 of the Addendum, the Term for the Additional Licensed Articles shall be May 1, 1993 through June 30, 1999, unless sooner terminated as provided in the Master Agreement. In the event Licensee exercises

                       [LOGO OF PARAMOUNT APPEARS HERE]

INTERPLAY PROD.
Page 2

          its option to produce PC Game #7 as provided in Paragraph 7 of the Addendum, then the Term for the Additional Licensed Articles shall automatically be extended through December 31, 1999; in the event Licensee exercises its option to produce PC Game #8 as provided in said Paragraph 7 of the Addendum, then the Term for the Additional Licensed Articles shall automatically be extended through June 30, 2000.

     3. Under Paragraph 8(b)(i) of the Addendum, with respect only to the Additional Licensed Articles, Licensee agrees to pay Paramount a Royalty of [*] of Net Sales (as such term is defined under the Addendum) for each such unit manufactured and distributed by Licensee. Licensee shall account for such Royalties separately within each of the three portions of the Territory as set forth in Exhibit "A" to the Addendum.

     All other terms and conditions of the Master Agreement and the Addendum shall remain in full force and effect and are hereby ratified and affirmed.

     If the foregoing is in accord with your understanding of our agreement, please have an officer of Interplay Productions, Inc. sign in the appropriate space provided below.

                                                  Very truly yours,

                                                  PARAMOUNT PICTURES CORPORATION

                                                  By: /s/ Robert B. Cohen
                                                     ---------------------------
                                                          ROBERT B. COHEN

                                                  Its:  Senior Vice President
                                                      --------------------------

AGREED TO AND ACCEPTED:

INTERPLAY PRODUCTIONS, INC.

By: /s/ Richard Lehrberg
   ---------------------------

Its: V.P.
    --------------------------

---------------
[*] Confidential Portions Omitted and Filed Separately With the Commission

                                    VIACOM
                               Consumer Products

                                        as of July 14, 1997


INTERPLAY PRODUCTIONS, INC.
16815 Von Karman Avenue
Irvine, California 92606
Attn. Mr. Brian Fargo

     RE:  -- STAR TREK (CONTRACT NO. 920322)

Ladies and Gentlemen:

     Reference is made to the Master Merchandising License Agreement ("Master Agreement") dated June 16, 1992 between Paramount Pictures Corporation ("PPC") and Interplay Productions, Inc. ("Licensee"), and the Addenda and Amendments thereto (the "Master Agreement", the Addenda and the Amendments all collectively referred to herein as the "Agreement"), relating to the licensing of property rights associated with the television series entitled "STAR TREK: THE ORIGINAL SERIES", and the theatrical motion pictures based thereupon (collectively, the "Series").

     PPC and Licensee agree to solely amend Addendum No. 1 as follows:

     1. Under Paragraph 6 of Addendum No. 1, the Term shall be extended through June 30, 2002 ("Extended Term"), unless sooner terminated as provided in the Master Agreement. For purposes of clarification, each of the titles referenced in Paragraph 7 of Addendum No. 1 may be distributed and sold by Licensee for a period of [*] commencing from the applicable Marketing Date (as set forth in Paragraph 8 below), even if such period extends beyond the expiration of the Extended Term. Notwithstanding the preceding sentence, PPC acknowledges that Licensee may currently be selling the games: Star Trek 25th Anniversary (on PC and Macintosh), Star Trek: Judgement Rights (on PC) and Starfleet Academy (on SNES), and PPC permits Licensee to continue to do so until such time as PPC provides Licensee with sixty (60) days written notice to the contrary. Upon receipt of such notice Licensee may not enter into any new obligations or commitments with respect to sales of such games, but may fulfill existing orders. [*]

     2. With respect to the Extended Term, Licensee shall pay to PPC an additional Advance ("Additional Advance"), as defined in Paragraph 8
          (a) of the Addendum No. 1, of [*] upon
          execution hereof but no later than December 8, 1997, and;

     3. Licensee shall only begin to recoup the Additional Advance against Royalties from the sales of any Licensed Article due after January 1, 1998.

                       [LOGO OF PARAMOUNT APPEARS HERE]

---------------
[*] Confidential Portions Omitted and Filed Separately With the Commission

4. Licensee shall also pay PPC [*] upon the execution hereof but no later than December 8, 1997, recoupable against Royalties from the sale of the Starfleet Academy software game and mission disks for such game (as further set forth below).

5. If Licensee fails to ship the software game known as "The Secret of Vulcan Fury" or a comparable title (excluding pinball titles, mission disks and such) on or before May 31, 1998, then Licensee shall pay PPC a Second Additional Advance ("Second Additional Advance") of [*] on or before December 1, 1998. The Second Additional Advance shall be solely recouped against Royalties from the sales of the software game known as the "Secret of Vulcan Fury" or such comparable title and/or any other Licensed Articles (other than the software game entitled "Star Trek: Starfleet Academy") under Addendum No. 1 due after May 31, 1998.

6. If any payments required in sections 2 and 4 hereunder are not received by PPC on or before December 8, 1997, then this amendment shall be deemed immediately null and void without further notice to Licensee.

7. PPC acknowledges that with respect to Paragraph 9(c) of Addendum No. 1 and any restatement of such Paragraph in future Addenda to the Agreement regarding ownership of copyright of the Licensed Articles, that a third party developer may own the software engine/code. Thus, the second sentence of Paragraph 9(c) of Addendum No. 1 (and any restatement thereof in any future Addenda to the Agreement) shall read: "The copyright in and to the computer program (object and source code) developed by Licensee for any game which is incorporated in the Licensed Articles shall be owned by Licensee or, if applicable, the third party developer of the software engine/code."

8. For purposes of clarification and to summarize to date the status of the games produced by Licensee under the Agreement, specifically those which apply towards the minimum or maximum production requirements set forth in Paragraph 3 of Addendum No. 1, the references in Paragraph 7 of Addendum No. 1 to the PC games and Sega/Nintendo games shall be deemed references to the following:

                                                                                                              Marketing Date
     PC Game #1:                                Star Trek:  Judgment Rites                                        4/30/94
     PC Game #2:                                Star Trek:  Starfleet Academy                                     9/30/97
     PC Game #3:                                Star Trek:  Secret of Vulcan Fury (tentative)                    [*]
     PC Game #4:                                [*]                                                              [*]
     PC Game #5:                                [*]                                                              [*]
     PC Game #6:                                [*]                                                              [*]
     PC Game #7:                                [*]                                                              [*]
     PC Game #8:                                [*]                                                              [*]

     Sega/Nintendo (Console) Game #1:           Star Trek:  Starfleet Academy (SNES)                              4/30/95
     Sega/Nintendo (Console) Game #2:           [*]                                                              [*]

     Sega/Nintendo (Console) Game #3:           Star Trek:  The Secret of Vulcan Fury (tentative)                [*]
     Sega/Nintendo (Console) Game #4:           [*]                                                              [*]

     The parties acknowledge that the Star Trek 25th Anniversary game, produced pursuant to a letter addendum dated as of May 1, 1993, the two (2) Star Trek pinball games to be produced pursuant to Addendum No. 3, the OEM Additional Licensed Articles to be produced pursuant to a Letter of Addendum dated as of August 26,

---------------
[*] Confidential Portions Omitted and Filed Separately With the Commission

     1997, and any mission disks, if applicable, as further set forth below, shall not be applied towards the minimum or maximum production requirements set forth in Paragraph 3 of Addendum No. 1. [*] Further to the above, upon prior written notice to VCP, Licensee may initially ship a Licensed Article prior to the applicable Marketing Date, in which event the Term for such Licensed Article will commence upon such earlier ship date. Notwithstanding the above, Licensee will not initially release any of the Licensed Articles after June 30, 2002, without the prior written consent of VCP.

     A Marketing Date may not be changed except with the express prior written consent of PPC.

9. [*] In addition, any and all distribution or sale of the Licensed Articles in any form or forms other than as approved or authorized by VCP (e.g.) "bundlings", "samplings", "compilations", "OEM" and other "arrangements" in connection with the Licensed Articles, shall be subject to VCP's prior written approval in each instance. Licensee shall submit any such proposal in writing to VCP (attention: Director, Consumer Electronics) and VCP agrees to approve or disapprove the same in writing within ten (10) business days from receipt thereof. If Licensee does not receive a response within such ten (10) business day period, Licensee shall resubmit same via certified mail to VCP to the attention of Vice President of Sales. Thereafter, if Licensee does not receive a response within five (5) business days such proposal shall be deemed approved.

10. With respect to Licensed Articles encompassed by Addendum No. 1 to the Agreement, Paragraph 16(d)(vi) shall not be applicable.

---------------
[*] Confidential Portions Omitted and Filed Separately With the Commission

     Except as otherwise modified hereinabove, all terms and conditions of the Agreement shall remain in full force and effect and are hereby ratified and affirmed.

     If the foregoing is in accord with your understanding of our agreement, please have an officer of Interplay Productions, Inc. sign in the appropriate space provided below.


                                        Very truly yours,

                                        PARAMOUNT PICTURES CORPORATION

AGREED TO AND ACCEPTED:                 BY:  /s/ Rebecca L. Prentice
                                            -----------------------------
INTERPLAY PRODUCTIONS, INC.             Its: Senior Vice President and
                                             ----------------------------
                                             General Counsel
                                             -------------------------

By: /s/ Brian Fargo
    -------------------------
Its: CEO
     ------------------------

             [LETTERHEAD OF VIACOM CONSUMER PRODUCTS APPEARS HERE]


                                                           as of August 26, 1997

INTERPLAY PRODUCTIONS, INC.
16815 Von Karman Avenue
Irvine, California  92606
Attn:  Mr. Brian Fargo

     RE:  -- STAR TREK (CONTRACT NO. 920322/971600)

Ladies and Gentlemen:

     Reference is made to the Master Merchandising License Agreement ("Master Agreement") dated June 16, 1992 between Paramount Pictures Corporation ("PPC") and Interplay Productions, Inc. ("Licensee") as thereafter amended, and Addendum No.1 thereto ("Addendum No.1") relating the licensing of property rights associated with the television series entitled "STAR TREK: THE ORIGINAL SERIES", and the theatrical motion pictures based thereupon (collectively, the "Series").

     The parties hereby agree to further amend the Master Agreement as thereafter amended, and specifically Addendum No.1 as follows:

     1. Under Paragraph 3 of Addendum No. 1, Licensee shall be granted the right to manufacture and distribute four (4) separate products for OEM bundles (for the purposes of clarification, OEM bundles are "hard bundles which includes equipment" as opposed to "soft bundles which includes software") for each of the following software titles:
          "StarFleet Academy", "Judgment Rites", "Star Trek Pinball" (game one and two under Addendum No. 3), and the "25th Anniversary" ("Additional Licensed Articles"). These OEM products shall be as follows: [*]



          Subject to Paragraph 2 below, PPC approves the Company and/or Organization listed on the attached Exhibit "A" as manufactures, duplicators and/or distributors of the Additional Licensed Articles. If Licensee wishes bundles to be manufactured, duplicated and/or distributed by Companies and/or Organizations not listed on the attached Exhibit "A", Licensee must receive the prior written approval of PPC. Licensee may manufacture and sublicense (and may sublicense the right to manufacture) the Additional Licensed Articles to the parties listed on Exhibit "A" attached hereto without the necessity of entering into the "Approval of Manufacturing" agreement attached as Exhibit "B" to Addendum No. 1.,


                                    [LOGO]

---------------
[*] Confidential Portions Omitted and Filed Separately With the Commission

     2. Licensee acknowledges and agrees that it shall include the following language in its manufacturers, duplicators and/or distributer agreements listed on Exhibit "A" or as otherwise approved by PPC:

          "Pursuant to Paramount Pictures Corporation's requirements, the Bundled Units may not include any pornographic, religious, or political material."

     3. Licensee shall not bundle the Full PC-CD Version of "StarFleet Academy" Additional Licensed Articles until [*] from the initial release date of the PC-CD version of StarFleet Academy.

     4. With respect to the Additional Licensed Articles, Licensee agrees to pay PPC the following:

          (a) Under Paragraph 9 of the Master Agreement, an Advance of [*] ("Additional Advance") payable as follows: [*] on or before October 30, 1997, and [*] on or before December 15, 1997.

          (b) A Royalty, as defined in Paragraph 9(b) of the Master Agreement, of [*] of the gross revenue Interplay Productions (or its subsidiary Interplay OEM, Inc.) receives from its distribution and sale of the Additional Licensed Articles or [*] of the gross revenue received by Interplay (or its subsidiary Interplay OEM, Inc.) from the sublicensing of the Licensed Articles to a third party on the attached Exhibit "A" or as otherwise approved in writing, in advance, by PPC.

          (c) The amounts payable pursuant to this amendment shall not be cross-collateralized with any other amounts payable pursuant to the Master Agreement, as thereafter amended, and any other Addendum to the Master Agreement.

          (d) Unless additional samples of the Additional Licensed Articles are requested by PPC, pursuant to Paragraph 12 of the Master Agreement, Licensee shall furnish to PPC [*] samples of each product Licensee produces, and to the extent possible, from the Sublicensees, of each of the Additional Licensed Articles at the commencement of distribution thereof.

     Except as otherwise modified herein above, all terms and conditions of the Agreement shall remain in full force and effect and are hereby ratified and affirmed.


----------------
[*] Confidential Portions Omitted and Filed Separately With the Commission

     If the foregoing is in accord with your understanding of our agreement, please have an officer of Interplay Productions, Inc. sign in the appropriate space provided below.


                                        Very truly yours,

                                        PARAMOUNT PICTURES CORPORATION

                                        By: /s/ Elizabeth R. Dambriunas
                                            ---------------------------
                                            ELIZABETH R. DAMBRIUNAS

                                        Its: Vice President, Legal
                                             --------------------------


AGREED TO AND ACCEPTED:

INTERPLAY PRODUCTIONS, INC.

By: /s/ Brian Fargo
    ---------------------

Its: CEO
     ------------------

                                  EXHIBIT "A"


Company/Organization                              Client Hardware
--------------------                              ---------------


                                      [*]







---------------
[*] Confidential Portions Omitted and Filed Separately With the Commission

                                    VIACOM
                              CONSUMER PRODUCTS


                                                  as of December 5, 1997


INTERPLAY PRODUCTIONS, INC.
16815 Von Karman Avenue
Irvine, California 92606
Attn: Mr. Brian Fargo


     RE: -- STAR TREK (CONTRACT NO. 970988)

Ladies and Gentlemen:

     Reference is made to the Master Merchandising License Agreement dated June 16, 1992 between Paramount Pictures Corporation ("PPC") and Interplay Productions, Inc. ("Licensee"), and the Addenda and Amendments thereto (the Master Merchandising License Agreement, the Addenda and the Amendments all collectively referred to herein as the "Agreement"), relating to the licensing of property rights associated with the television series entitled "STAR TREK:
THE ORIGINAL SERIES", and the theatrical motion pictures based thereupon (collectively, the "Series").

     The parties hereby agree to further amend the Agreement, to provide that Exhibit "A" to Addenda 1, 2 and 3 shall be deleted and the Territory, as defined in Paragraph 5 to Addenda 1, 2 and 3 shall be [*].

     Except as otherwise modified herein above, all terms and conditions of the Agreement shall remain in full force and effect and are hereby ratified and affirmed.

     If the foregoing is in accord with your understanding of our agreement, please have an officer of Interplay Productions, Inc. sign in the appropriate space provided below.

                                             Very truly yours,

                                             VIACOM CONSUMER PRODUCTS
                                             as agent for Paramount Pictures
                                             Corporation


                                             By: /s/ Elizabeth R. Dambriunas
                                                 ----------------------------
                                                  ELIZABETH R. DAMBRIUNAS

                                             Its: Vice President, Legal
                                                  ---------------------------

AGREED TO AND ACCEPTED:

INTERPLAY PRODUCTIONS, INC.

By: /s/ Brian Fargo
    ---------------------
Its: CEO
     --------------------

                                    [LOGO]

---------------
[*] Confidential Portions Omitted and Filed Separately With the Commission